An Integrated Aviation Platform Willis Lease Finance Corporation Austin C. Willis, President & CEO SEPTEMBER 8, 2026 Deutsche Aviation Finance | Investing in Engines

2 DISCLAIMER (WLFC) Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of the federal securities laws. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including ‘‘anticipate,’’ ‘‘may,’’ ‘‘estimate,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘intend,’’ and similar words, or the negatives of those words, are intended to identify forward- looking statements. They also include statements containing a projection of revenues, earnings (loss), capital expenditures, dividends, capital structure or other financial terms. Certain statements regarding the following particularly are forward-looking in nature: ▪ Willis Lease Financial Corporation (the "Company" or "WLFC")’s business strategy; ▪ WEST’s business strategy and assumptions used to develop the cash flow models; ▪ future performance, developments, market forecasts or projections; and ▪ WLFC’s projected capital expenditures. All forward-looking statements are based on our beliefs, assumptions and expectations of future economic performance, taking into account the information currently available. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known and many of which are beyond WLFC’s and WEST’s control, which may cause actual results, performance or financial condition to be materially different from the stated expectations of future results, performance or financial position, as well as those included in the cash flow models. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to: ▪ the effects on the airline industry and the global economy of events such as terrorist activity; ▪ changes in fuel prices and other disruptions to the world markets and the global economy of geopolitical, weather, cybersecurity, humanitarian and other events, including but not limited to war and terrorist activity; ▪ trends in the airline industry, including growth rates of markets and other economic factors; ▪ risks associated with owning and leasing commercial engines and aircraft; ▪ changes in interest rates and availability of capital to us and to our customers; ▪ our ability to continue to meet our customers’ changing demands; ▪ the market value of engines and other assets in our portfolio; ▪ regulatory changes affecting commercial aircraft operators, aircraft maintenance, engine standards, accounting standards and taxes; and ▪ WLFC’s, in its capacity as Servicer, ability to successfully negotiate engine purchases, sales and leases, to collect outstanding amounts due, and to repossess engines under defaulted leases, and to control costs and expenses. ▪ further information regarding these and other risks is included in WLFC's most recent U.S. Securities and Exchange Commission ("SEC") filings, including its Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, filed with the SEC under the heading “Risk Factors.” Considering these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of presentation or as of the date of any document incorporated by reference, as applicable. Such forward-looking statements are inherently uncertain, and actual results may differ from expectations. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, WLFC presents certain non-GAAP measures, including EBITDA, EBITDA Margin, Free Cash Flow and similar measures, which are not required by, or presented in accordance with, GAAP. While WLFC believes these are useful metrics, companies use these metrics for differing purposes and they are often calculated in ways that reflect the particular circumstances of those companies. You should exercise caution in comparing the non-GAAP metrics reported by us to such metrics or other similar metrics as reported by other companies. Our non-GAAP metrics have limitations as analytical tools, and you should not consider them in isolation. The non-GAAP financial information presented herein is provided in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and should not be considered as alternatives to any performance measures derived in accordance with GAAP. A reconciliation of EBITDA, a non-GAAP financial measure, to its most directly comparable GAAP measure, can be found on slide 17 of this presentation. The distribution of this presentation in certain jurisdictions may be restricted by law. Those persons into whose possession this presentation comes are required to inform themselves about and to observe any such restrictions. This presentation does not constitute an offer to any person or to the public generally to subscribe for or otherwise acquire any securities. This presentation has been prepared solely for informational purposes and is not intended to serve as the basis for any investment decision. Under no circumstances is this presentation or the information contained herein to be construed as a prospectus, offering memorandum or advertisement and neither any part of this written or oral presentation nor any information or statement contained herein or therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction where such an offer or solicitation would be unlawful.

3 DISCLAIMER (WAFM) This presentation is provided for illustrative and educational purposes only and on the understanding that the recipient has sufficient knowledge and experience to be able to understand and make their own evaluation of the proposals and services described herein, any risks associated therewith and any related legal, tax, accounting or other material considerations. To the extent that the reader has any questions regarding the applicability of any specific issue discussed above to their specific portfolio or situation, prospective investors are encouraged to contact Willis Asset Finance Management LLC (the “Firm” or “WAFM”) or consult with the professional advisor of their choosing. WAFM is a Registered Investment Adviser with the U.S. Securities and Exchange Commission (CRD# 337254). Certain information contained herein has been obtained from third party sources and such information has not been independently verified by WAFM. No representation, warranty, or undertaking, expressed or implied, is given to the accuracy or completeness of such information by WAFM or any other person. While such sources are believed to be reliable, WAFM does not assume any responsibility for the accuracy or completeness of such information. WAFM does not undertake any obligation to update the information contained herein as of any future date. Except where otherwise indicated, the information contained in this presentation is based on matters as they exist as of the date of preparation of such material and not as of the date of distribution or any future date. Recipients should not rely on this material in making any future investment decision. This presentation is confidential, is intended only for the person to whom it has been directly provided and under no circumstances may a copy be shown, copied, transmitted or otherwise be given to any person other than the authorized recipient without the prior written consent of WAFM. Investing involves a high degree of risk, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. There is no guarantee that the investment objectives will be achieved or that the portfolio will be profitable. Diversification does not eliminate the risk of loss. Moreover, past performance is not a guarantee or indicator of future results. Nothing contained herein may be relied upon as a guarantee, promise, assurance or a representation as to the future. Any portfolio performance results presented reflect net performance of portfolios managed by WAFM, inclusive of all applicable fees and expenses. Gross performance figures, if shown, are provided for informational purposes only and are clearly labeled as such. Performance results may not be indicative of future performance. Where individual investment or sector performance is presented, it is accompanied by or cross-referenced to the total portfolio’s net and gross performance, calculated over the same time period. For more information on our performance calculation methodology and fee structures, please refer to WAFM’s Form ADV Part 2A or contact WAFM directly. Portfolios that concentrate investments in specific industries, sectors, markets or asset classes may underperform or be more volatile than other industries, sectors, markets or asset classes and the general securities markets. SEC registration does not imply a certain level of skill or training.

WHO WE ARE

VISION

To be the premier partner in aviation propulsion, helping our customers connect the world through sustainable flight.

MISSION

To develop and implement creative, bold and tailored products and services solutions for our customers spanning the entire asset lifecycle by leveraging capital, assets, and our expert knowledge of aviation.

FOUNDED

1985

HQ in Coconut Creek, Florida

EMPLOYEES

500+

Across North America, UK, Europe, India & Asia

AUM

$4.4B*

Engines, aircraft and managed funds

COUNTRIES

120

Where our leased assets operate

* Does not include additional capacity at WLFC or Joint Ventures

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THE WILLIS PLATFORM®

A full suite of product offerings across the aviation asset life cycle

WLFC
WILLIS LEASE FINANCE CORPORATION
Power to Spare – Worldwide®



Willis Lease

- Engine & Aircraft Leasing
- Regional & Specialty Assets Leasing
- Engine & Aircraft Lease & Loan Financing
- ConstantAccess® / ConstantThrust®
- Aircraft for Engine Strategy



Willis Aviation Capital

- Institutional-backed Capital at Scale
- Leasing, Loans & Loan-like Products
- Repeatable Programmatic Funding with Low Execution Risk
- Long-standing Joint Ventures with Highly Reputable Partners
- Large Managed Asset Portfolio



Willis Services

- Engine Maintenance & Disassembly (US/UK)
- CFM56-5B/7B Test Cell (US) – Coming Soon!
- Aircraft Line & Base Maintenance, Parking & Storage, Disassembly (UK)
- Material Solutions & Services for Engines & Airframes (US/UK)
- Airport FBO & Handling Services (UK)
- Aircraft & Powerplant Consultancy & CAMO

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OUR SERVICES. ONE WLFC PLATFORM.

A flywheel that drives value

WAML (UK)

ASSET MANAGEMENT & CONSULTING SERVICES

Better forecasting of visits and costs across the fleet improves planning and preserves asset value. Includes materials requirements and CAMO services.

WASI (US, UK)

MATERIAL SERVICES

Reliable access to quality used serviceable engine parts reduces lead times and maintenance costs.



WASL (UK)

AIRCRAFT SERVICES

Maintenance, storage, disassembly and transitions keep aircraft in optimal condition and ready for lease.

WERC® (US, UK, ASIA)

ENGINE REPAIR SERVICES

Engine MRO and field services minimize downtime and keep assets on-lease and operating.

CFM56-5B/7B TEST CELL

Coming soon in US

In-house testing increases repair capacity, reduces external dependence and shortens turnaround times.

- LOWER TURN TIMES & DOWNTIME
- LOWER MAINTENANCE COSTS
- TAILORED MAINTENANCE PROGRAMS
- ENHANCED ASSET VALUE & RETURNS

INTEGRATED SERVICES. STRONGER ASSETS. SUPERIOR RETURNS.

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7 MORE CAPITAL TO DEPLOY Expands capacity to invest beyond WLFC’s balance sheet RECURRING FEE REVENUE Asset management creates an additional earnings stream GREATER PLATFORM SCALE Combines Willis expertise with institutional capital ASSET MANAGEMENT Expanding the Willis Platform® through institutional capital WLFC 50/50 Joint Ventures Managed Assets AUM: $4.4 BN+ as of 06/30/2026 $1B+ (2) $2.8BN+ committed and managed capital $600M(2) $103M $3.0BN $765M $372M $600M $1BN+ $204M WAFM LMI WAFM BX ADVISED BY Willis Asset Finance Management (WAFM)

8 A DIFFERENTIATED AVIATION PLATFORM Modern Tech Engine Leasing Legacy Tech Engine Leasing Aircraft Leasing Asset/Fund Management MRO - Engines MRO - Airframe Parts Industrial Power ELFC AERCAP STANDARD AERO FTAI WLFCCAPABILITY Capabilities that are typically fragmented across the aviation ecosystem

9 30 YEARS ON NASDAQ Built to perform through cycles